UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2016, CSG Systems International Inc.’s (“CSG”) Board of Directors revised its by-laws to add a forum-selection provision which allows a Delaware corporation to specify the State of Delaware as the forum for the resolution of any state law-based claims.  The revision ensures a consistent and respected forum for CSG, if such claims were to occur.  Thus, unless CSG consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for internal corporate claims.

A copy of the Amended Restated By-Laws is attached hereto as Exhibit 3.02 and is hereby incorporated by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 26, 2016, CSG held its Annual Meeting of Stockholders.  The proposals voted upon at the meeting, which are more fully described in CSG’s proxy statement dated April 12, 2016 (the “2016 Proxy”), and the results of the vote (with the percentage of total votes cast in parentheses) were as follows:

Proposal 1:  Election of Directors.  The table below shows the results of the stockholders’ vote for the election of the Class I Directors, with terms expiring in 2019:

Name of Director	For	Against	Abstain	Non Votes
Ronald H. Cooper	27,329,389 (99%)	129,212 (1%)	53,632	1,761,879
Janice I. Obuchowski	27,225,677 (99%)	233,438 (1%)	53,118	1,761,879
Donald B. Reed	27,333,721 (99%)	124,880 (1%)	53,632	1,761,879

Proposal 2:  Approval of the Performance Bonus Program, as Amended and Restated.  A proposal to approve the CSG Systems International, Inc. Performance Bonus Program, as amended and restated was adopted with the votes shown:

For	Against	Abstain	Non Votes
26,982,750 (98%)	457,991 (2%)	71,492	1,761,879

Proposal 3:  Approval of the Material Terms of Performance Goals Under the Amended and Restated 2005 Stock Incentive Plan.  A proposal to approve the material terms of performance goals under the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan was adopted with the votes shown:

For	Against	Abstain	Non Votes
25,922,843 (94%)	1,516,560 (6%)	72,830	1,761,879

Proposal 4:  Advisory Vote to Approve Executive Compensation.  The table below shows the results of a non-binding advisory vote on CSG’s executive compensation program:

For	Against	Abstain	Non Votes
26,050,388 (95%)	1,401,285 (5%)	60,560	1,761,879

Proposal 5:  Ratification of the Appointment of KPMG as Independent Registered Public Accounting Firm for Fiscal 2016. A proposal to ratify the appointment of KPMG LLP as CSG’s independent registered public accounting firm for fiscal 2016 was adopted with the votes shown:

For	Against	Abstain
28,571,747 (98%)	645,571 (2%)	56,794

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.02	Amended and Restated By-Laws of CSG Systems International, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2016

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Rolland B. Johns
Rolland B. Johns
Chief Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

3.02	Amended and Restated By-Laws of CSG Systems International, Inc.

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